PPP LOAN	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
PPP Loan
Note 13: PPP Loan
The Company applied for and received a loan of $640,677 on April 27, 2020 pursuant to the Paycheck Protection Program, administered by the Small Business Administration (SBA). If the proceeds were used to pay for qualifying expenses and certain other criteria were met, the SBA would forgive all or a portion of the loan. In March 2021, the full amount of proceeds of $640,677 was forgiven by the SBA. In 2020, the Company viewed the PPP proceeds as a grant rather than a loan by analogizing to guidance in International Accounting Standards 20, Accounting for Government Grants and Disclosure of Government Assistance. As a result, during 2020 the Company recorded PPP proceeds of $640,677 as other income to match the related expenses incurred during the current period as management had determined that it was probable that the entire PPP loan would be forgiven.